Exhibit A to Option

                                     FORM OF
                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF

                               MEDIA SOURCE, INC.

                                                  ---------------

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

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         MEDIA SOURCE, INC., a Delaware corporation (the "Company"), does hereby certify that the following resolution was duly adopted by action of the Board of Directors of the Company:

         RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of Article IV,
Section 2 of the Certificate of Incorporation of the Company, (the "Certificate of Incorporation"), and pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, there be created from the 300,000 shares of preferred stock, par value $.01 per share, of the Company authorized to be issued pursuant to the Certificate of Incorporation, a series of preferred stock, consisting of 100,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock"), the voting powers, designations, preferences and relative, participating, optional or other special rights of which, and qualifications, limitations or restrictions thereof, shall be as follows:

     1. Definitions. As used herein, the following terms shall have the following meanings:

                  1.1 "Board of Directors" shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

                  1.2 "Common Stock" shall mean the common stock, par value $.01 per share , of the Company, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or as a result of a subdivision, combination, or merger, consolidation or similar transaction in which the Company is a constituent corporation.

                  1.3 "Conversion Date" shall mean the date upon which the Company receives the Notice of Conversion provided for in Section 5.1.

                  1.4      "Issue Date" shall mean __________, ____.

                  1.5 "Junior Stock" shall mean the Common Stock and the shares of any other class or series of stock of the Company created on or after the Issue Date that, by the terms of the Certificate of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Certificate of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall be junior to the Preferred Stock in respect of the right to receive dividends or to participate in any other distribution of assets.

     1.6 "Liquidation Preference" shall mean, with respect to each share of Preferred Stock, $1.97.

                  1.7 "PARI PASSU Stock" shall mean the shares of any class or series of stock of the Company created on or after the Issue Date that, by the terms of the Certificate of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Certificate of Incorporation, shall fix the relative rights, preferences and limitations thereof, shall, in the event that the stated dividends thereon are not paid in full, be entitled to share ratably with the Preferred Stock in the payment of dividends, including accumulations, if any, in accordance with the sums or other consideration which would be payable on such shares if all dividends were declared and paid in full, or shall, in the event that the amounts payable thereon in liquidation are not paid in full, be entitled to share ratably with the Preferred Stock in any other distribution of assets in accordance with the sums or other consideration which would be payable in such distribution if all sums payable were discharged in full.

                  1.8 "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability Partnership, joint venture, association, joint-stock company, trust, limited liability Company, unincorporated organization or government or any agency or political subdivision thereof.

         2.       Voting.

                  2.1 The shares of Preferred Stock shall have no voting rights except as required by law.

                  2.2 The Company may create, authorize or issue any shares of Junior Stock or PARI PASSU Stock or increase or decrease the amount of authorized capital stock of any class without the consent of the holders of Preferred Stock and in taking such actions the Company shall not be deemed to have affected adversely the rights, preferences, privileges or voting rights of holders of shares of Preferred Stock.

         3.       Liquidation Rights.

                  3.1 In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to stockholders the Liquidation Preference plus
Accrued Dividends thereon in preference to the holders of, and before any distribution is made on, any Junior Stock, including, without limitation, on any Common Stock.

                  3.2 Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company nor the merger or consolidation of the Company into or with any other corporation, or the merger or consolidation of any other corporation into or with the Company, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, for the purposes of this Section 3.

                  3.3 After the payment to the holders of the shares of Preferred Stock of full preferential amounts provided for in this Section 3, the holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

                  3.4 In the event the assets of the Company available for distribution to the holders of shares of Preferred Stock upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which holders are entitled pursuant to Section 3.1, no such distribution shall be made on account of any shares of any PARI PASSU Stock upon such liquidation, dissolution or winding up unless proportionate distributable amounts shall be paid on account of the shares of Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all Preferred Stock and PARI PASSU Stock are entitled upon such liquidation, dissolution or winding up.

         4.       Conversion.

                  4.1 The holder of Preferred Stock shall have the right, at its option, at any time and from time to time to convert, subject to the terms and provisions of this Section 4, any or all of the holder's shares of Preferred Stock. In such case, each share of Preferred Stock shall be converted into 1.75 (the "Conversion Rate") fully paid and nonassessable shares of Common Stock, subject to Section 4.5.

     The conversion right of a holder of Preferred Stock shall be exercised by the holder by the surrender of the certificates representing shares to be converted to the Company at any time during usual business hours at its principal place of business, accompanied by written notice (the "Notice of Conversion") that the holder elects to convert all or a portion of the shares of Preferred Stock represented by such certificate. The Notice of Conversion shall read substantially as follows:

                  The undersigned holder (the "Holder") is surrendering to Media Source, Inc., a Delaware corporation (the "Company"), one or more certificates representing shares of Series A Convertible Preferred Stock of the Company (the "Preferred Stock") in connection with the Conversion of all or a portion of the Preferred Stock into shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") as set forth below.


                         1. The Holder  understands that the Preferred Stock was
                  issued  by  the  Company   pursuant  to  the  exemption   from
                  registration under the United States Securities Act of 1933.

                         2. The Holder  represents  and warrants that all offers
                  and sales of the Common Stock issued to the Holder upon such conversion of the Preferred Stock shall be made either pursuant to an effective registration statement under the Securities Act, in compliance with Rule 144, or pursuant to some other exemption from registration.

                  Number of shares of Preferred Stock being converted:
                     ___________.

                  Number of shares of Preferred Stock issuable: __________.


                                                          Name of Holder:


                                                          (Signature of Holder)

         Immediately prior to the close of business on the date of receipt by the Company of Notice of Conversion, the converting holder of Preferred Stock shall be deemed to be the holder of record of Common Stock issuable upon conversion of such holder's Preferred Stock notwithstanding that certificates representing such Common Stock shall not then be actually delivered to such person. On the Conversion Date, all rights with respect to the shares of Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which such shares of Preferred Stock have been converted; and (ii) exercise the rights to which they are entitled as holders of Common Stock.

                  4.2 The number of shares of Common Stock into which the Preferred Stock is convertible shall be subject to adjustment as follows:

     (i) In case the Company shall at any time or from time to time (A) make a redemption payment or pay a dividend (or other distribution) payable in shares of Common Stock on any class of capital stock (which, for purposes of this Section 4.2 shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company; (B) subdivide the outstanding shares of Common Stock into a larger number of shares; (C) combine the outstanding shares of Common Stock into a smaller number of shares; (D) issue any shares of its capital stock in a reclassification of the Common Stock; or (E) pay a dividend or make a distribution to all holders of shares of Common Stock pursuant to a stockholder rights plan, "poison pill" or similar arrangement then, and in each such case, the Conversion Rate in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 4.2(i) shall become effective retroactively (x) in the case of any such dividend or distribution, to the day immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

     (ii) Notwithstanding anything herein to the contrary, no adjustment under this Section 4.2 need be made to the Conversion Rate unless such adjustment would require an increase or decrease of at least 1% of the Conversion Rate then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Rate.

                  4.3 Upon any increase or decrease in the Conversion Rate, then, and in each such case, the Company promptly shall deliver to each holder of Preferred Stock a certificate signed by an authorized officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Rate then in effect following such adjustment.

                  4.4 No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Liquidation Preference of the shares of Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the last reported closing bid price of the Common Stock on the principal public market for the Common Stock at the close of business on the trading day next preceding the day of conversion shall be paid to such holder in cash by the Company.

                  4.5 In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), each share of Preferred Stock then outstanding shall, without the consent of any holder of Preferred Stock, become convertible only into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Preferred Stock could have been converted immediately prior to such Transaction after giving effect to any adjustment event. The provisions of this Section 4.5 and any equivalent thereof in any such certificate similarly shall apply to successive Transactions. The provisions of this Section 4.5 shall be the sole right of holders of Preferred Stock in connection with any Transaction and such holders shall have no separate vote thereon.

                  4.6 In the case of any distribution by the Company to its stockholders of substantially all of its assets, each holder of Preferred Stock will participate pro rata in such distribution based on the number of shares of Common Stock into which such holders' shares of Preferred Stock would have been convertible immediately prior to such distribution.

                  4.7 The Company shall at all times reserve and keep available for issuance upon the conversion of the Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Preferred Stock.

                  4.8 The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock shall be made without charge to the converting holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holders of the shares of Preferred Stock converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Preferred Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

         5.       Other Provisions.

                  5.1 With respect to any notice to a holder of shares of Preferred Stock required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other holders or affect the legality or validity of any distribution, rights, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice.

                  5.2 Shares of Preferred Stock issued and reacquired will be retired and canceled promptly after reacquisition thereof and, upon compliance with the applicable requirements of Delaware law, have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Company be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, except that any issuance or reissuance of shares of Preferred Stock must be in compliance with this Certificate of Designation.

                  5.3 All notices periods referred to herein shall commence on the date of the mailing of the applicable notice.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed and attested this _____ day of --------------, -----.

                                                MEDIA SOURCE, INC.


                                                By:
                                                  --------------------------
                                                  Name:
                                                      ----------------------
                                                  Title:
Attest:                                               ----------------------


-------------------------
Name:
     --------------------
Title: Secretary